EXHIBIT 99.2

                                The Confirmation

                                                                15 November 2006

BNP PARIBAS                          COUNTRYWIDE HOME LOANS, INC.
                                     JENNIFER SANDEFUR
BFI-LSI-CMO-BACK OFFICE SWAPS        Managing Director And Treasurer CHL, Inc.
ACI:CSB04A1                          4500 PARK GRANADA
75450 PARIS CEDEX 09                 MSN CH-43
FRANCE                               CALABASAS
                                     CALIFORNIA 91302
FAX:  +33 1 42 98 67 04              UNITED STATES

                       RATE SWAP TRANSACTION CONFIRMATION
              BETWEEN COUNTRYWIDE HOME LOANS, INC. AND BNP PARIBAS

      The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). In this Confirmation, "Party A" means BNP Paribas and "Party B" means Countrywide Home Loans, Inc.

      The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

      This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation (including the Appendix hereto) will constitute a Confirmation that supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of 28 May 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

      In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

--------------------------------------------------------------------------------
2.                                        TRADE DETAILS
--------------------------------------------------------------------------------
Our Reference:                            2213833/MD2213833
--------------------------------------------------------------------------------
Notional Amount:                          USD 467,269,870.48
                                          Subject to Amortization as defined
                                          in Appendix.

--------------------------------------------------------------------------------
Trade Date:                               03 November 2006.

--------------------------------------------------------------------------------
Effective Date:                           15 November 2006.

--------------------------------------------------------------------------------
Termination Date:                         25 October 2011, subject to
                                          adjustment in accordance with the
                                          Following Business Day Convention.

--------------------------------------------------------------------------------
Calculation Agent:                        Party A

--------------------------------------------------------------------------------
Upfront Amount:
--------------------------------------------------------------------------------
         Upfront Amount:                  Party A will pay USD 801,000 to
                                          Party B on November 15, 2006.

--------------------------------------------------------------------------------
Fixed Amounts:
--------------------------------------------------------------------------------
         Fixed Rate Payer:                Party B.

         Fixed Rate Payer Period End      The 25th of each month in each
         Date(s):                         year from (and including) 25
                                          November 2006 to (and including)
                                          the Termination Date, subject to
                                          No Adjustment.

         Fixed Rate Payer Payment         The 25th of each month in each
         Date(s):                         year from (and including) 25
                                          November 2006 to (and including)
                                          the Termination Date, subject to
                                          adjustment in accordance with the
                                          Following Business Day Convention.

         Fixed Rate:                      5.20% per annum.

         Fixed Rate Day Count Fraction:   30/360.

--------------------------------------------------------------------------------
Floating Amounts:
--------------------------------------------------------------------------------
         Floating Rate Payer:             Party A.

         Floating Rate Payer Period       The 25th of each month in each
         End Date(s):                     year from (and including) 25
                                          November 2006 to (and including)
                                          the Termination Date, subject to
                                          adjustment in
                                          accordance with the Following
                                          Business Day Convention.

         Floating Rate Payer Payment      Early Payment shall be
         Date(s):                         applicable.  For each Calculation
                                          Period, the Floating Rate Payer
                                          Payment Date shall be the first
                                          Business Day prior to the related
                                          Floating Rate Payer Period End
                                          Date.

         Floating Rate Option:            USD-LIBOR-BBA.

         Spread                           Inapplicable.
         Floating Rate Day Count          Actual/360.
         Fraction:

         Designated Maturity:             1 Month.

--------------------------------------------------------------------------------
         Compounding:                     Inapplicable.

--------------------------------------------------------------------------------
         Reset Dates:                     The first day of each Calculation
                                          Period.

--------------------------------------------------------------------------------
Business Days for Both Parties:           New York.

--------------------------------------------------------------------------------
3.                                        ACCOUNT DETAILS
--------------------------------------------------------------------------------
Payments to Party A:                      BNP PARIBAS NEW YORK, NEW YORK
                                          Swift Code:  BNPAUS3NXXX
                                          A/C 00200-194093-001-36
                                          Favor:  BNP PARIBAS
                                          Swift Code:  BNPAFRPP
                                          Attn:  Swaps and Derivatives Back
                                          Office

--------------------------------------------------------------------------------
Payments to Party B:                      As per Party B's standard
                                          settlement instructions.

--------------------------------------------------------------------------------
4.                                        ADDITIONAL TERMS
--------------------------------------------------------------------------------
Netting: Notwithstanding anything to the contrary in Section 2(c) of the Agreement, amounts that are payable with respect to
                                          Calculation Periods which end in
                                          the same calendar month (prior to
                                          any adjustment of period end
                                          dates) shall be netted, as
                                          provided in Section 2(c) of the
                                          Agreement, even if such amounts
                                          are not due on the same payment
                                          date.  For avoidance of doubt,
                                          any payments pursuant to Section
                                          6(e)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          of the Agreement in respect
                                          of this Transaction only shall
                                          not be subject to netting with
                                          any other payment obligations of
                                          the parties under the Agreement.
--------------------------------------------------------------------------------
Assignment:                               Party A will not unreasonably
                                          withhold or delay its consent to
                                          an assignment of this Transaction
                                          to any other third party.

--------------------------------------------------------------------------------



                     [Rest of Page Left Intentionally Blank]

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this confirmation enclosed for that purpose and returning it to us or by sending to us a letter or fax substantially similar to this letter, which letter or fax sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.

Yours sincerely,

BNP PARIBAS SECURITIES CORP., ON BEHALF OF BNP PARIBAS

------------------------------------------------------------------------------------------------------------------
For and on behalf of                                       For and on behalf of
BNP PARIBAS SECURITIES CORP., ON BEHALF OF BNP PARIBAS     BNP PARIBAS SECURITIES CORP., ON BEHALF OF BNP PARIBAS
------------------------------------------------------------------------------------------------------------------

      /s/ Maria Conzo                                             /s/ Victoria Baker
------------------------------------------------------------------------------------------------------------------
Name:     Maria Conzo                                      Name:      Victoria Baker
Title:    Authorized Signatory                             Title:     Authorized Signatory
Date:                                                      Date:

------------------------------------------------------------------------------------------------------------------
For and on behalf of
COUNTRYWIDE HOME LOANS, INC.
------------------------------------------------------------------------------------------------------------------

       /s/ Grant Couch
---------------------------------------------------------
Name:      Grant Couch
Title:
Date:
-------------------------------------------------------------------------------------------------------------------

               APPENDIX OF THE CONFIRMATION NO. 2213833/MD2213833

      Period Start Date             Period End Date        Notional Amount

         11/15/2006                   11/25/2006           467,269,870.48
         11/25/2006                   12/25/2006           463,244,675.39
         12/25/2006                   01/25/2007           458,474,915.67
         01/25/2007                   02/25/2007           452,968,424.54
         02/25/2007                   03/25/2007           446,736,790.50
         03/25/2007                   04/25/2007           439,795,699.37
         04/25/2007                   05/25/2007           432,164,302.03
         05/25/2007                   06/25/2007           423,865,517.37
         06/25/2007                   07/25/2007           414,926,327.87
         07/25/2007                   08/25/2007           405,404,820.79
         08/25/2007                   09/25/2007           395,372,162.10
         09/25/2007                   10/25/2007           384,997,658.45
         10/25/2007                   11/25/2007           374,600,223.90
         11/25/2007                   12/25/2007           364,387,248.50
         12/25/2007                   01/25/2008           354,387,111.37
         01/25/2008                   02/25/2008           344,594,894.82
         02/25/2008                   03/25/2008           335,006,029.12
         03/25/2008                   04/25/2008           325,616,275.89
         04/25/2008                   05/25/2008           316,421,711.17
         05/25/2008                   06/25/2008           307,418,708.11
         06/25/2008                   07/25/2008           298,603,919.31
         07/25/2008                   08/25/2008           289,969,776.17
         08/25/2008                   09/25/2008           281,513,173.65
         09/25/2008                   10/25/2008           273,109,164.89
         10/25/2008                   11/25/2008           264,380,789.00
         11/25/2008                   12/25/2008           255,922,698.93
         12/25/2008                   01/25/2009           247,748,102.88
         01/25/2009                   02/25/2009           239,849,336.83
         02/25/2009                   03/25/2009           232,216,809.05
         03/25/2009                   04/25/2009           224,910,475.49
         04/25/2009                   05/25/2009           218,135,571.09
         05/25/2009                   06/25/2009           211,573,039.83
         06/25/2009                   07/25/2009           205,105,474.41
         07/25/2009                   08/25/2009           198,814,341.44
         08/25/2009                   09/25/2009           189,916,122.73
         09/25/2009                   10/25/2009           172,445,266.03
         10/25/2009                   11/25/2009           166,938,225.62
         11/25/2009                   12/25/2009           161,951,838.45
         12/25/2009                   01/25/2010           157,114,074.22
         01/25/2010                   02/25/2010           152,420,485.01
         02/25/2010                   03/25/2010           147,869,295.61
         03/25/2010                   04/25/2010           143,459,481.01
         04/25/2010                   05/25/2010           139,189,693.11

         05/25/2010                   06/25/2010           135,046,079.51
         06/25/2010                   07/25/2010           131,024,929.97
         07/25/2010                   08/25/2010           127,020,955.27
         08/25/2010                   09/25/2010           123,000,574.57
         09/25/2010                   10/25/2010           118,971,259.62
         10/25/2010                   11/25/2010           115,429,049.43
         11/25/2010                   12/25/2010           111,991,485.62
         12/25/2010                   01/25/2011           108,655,493.48
         01/25/2011                   02/25/2011           105,418,088.35
         02/25/2011                   03/25/2011           102,275,533.20
         03/25/2011                   04/25/2011            99,225,926.15
         04/25/2011                   05/25/2011            96,266,532.45
         05/25/2011                   06/25/2011            93,393,887.01
         06/25/2011                   07/25/2011            90,538,091.03
         07/25/2011                   08/25/2011            87,683,463.76
         08/25/2011                   09/25/2011            84,583,962.76
         09/25/2011                   10/25/2011            80,830,407.22




                     [Rest of Page Left Intentionally Blank]